                                                                      Exhibit 23

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form F-8 Nos. 33-26680 and 33-53196) pertaining to the Whirlpool 401(k) Plan of Whirlpool Corporation of our report dated May 18, 1998, with respect to the financial statements and schedules of the Whirlpool 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1997.



     Chicago, Illinois
     June 25, 1998


                                                                              28